UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2013 (January 4, 2013)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Principal Financial Officer

(b) On January 4, 2013, Charles D. McLane, Jr., Executive Vice President and Chief Financial Officer of Alcoa Inc. (the “Company”), informed the Company that he had decided to retire effective August 1, 2013 after a 40-year career with the Company.

Appointment of New Principal Financial Officer

(c) On January 8, 2013, the Company announced that William F. Oplinger, 45, will become Chief Financial Officer of the Company effective April 1, 2013, succeeding Mr. McLane. Mr. Oplinger has been chief operating officer of the Company’s Global Primary Products business since December 2011. He also serves on the Company’s Executive Council, the senior leadership team that sets strategic direction for the Company. Since joining the Company in 2000, Mr. Oplinger has held key corporate positions in financial analysis and planning and as director of investor relations. He also has had major assignments in the Company’s largest business, Global Primary Products, including controller, operational excellence director, chief financial officer, and his most recent position as chief operating officer.

Effective April 1, 2013, Mr. Oplinger’s compensation will include:

•	annual base salary of $450,000;

•	annual opportunity for variable cash incentive compensation of 100% of base salary if targets are met, with a maximum opportunity for exceptional performance of 200% of base salary;

•

eligibility for an annual equity award (consisting of performance-based and time-vested awards) at his new job grade level as part of the normal grant cycle starting in January 2014, with the guideline for the first year grant being $1,250,000, subject to the provisions of the plan at the time of grant; and

•

other benefits provided to executive officers of the Company as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 12, 2012, including coverage by the Company’s Change in Control Severance Plan.

The Company will also enter into an executive severance agreement with Mr. Oplinger in the form entered into with other executive officers of the Company (filed as Exhibit 10(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010), and an indemnity agreement in the form entered into with directors and officers of the Company (filed as Exhibit 10(j) to the Company’s Annual Report on Form 10-K for the year ended December 31, 1987).

A copy of the Company’s press release announcing Mr. McLane’s retirement and Mr. Oplinger’s appointment is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

99	Alcoa Inc. press release dated January 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Audrey Strauss
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary

Date: January 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

99	Alcoa Inc. press release dated January 8, 2013.